SECURITIES AND EXCHANGE COMMISSION

Washington D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 13, 2003

Date of Report (Date of earliest event reported)

COMMUNICATION INTELLIGENCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19301	94-2790442
(Commission file number)	(IRS employer identification number)

275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065
(Address of principal executive offices)

(650) 802-7888
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.

Communication Intelligence Corporation (the “Company”) incorporates herein by reference the matters set forth in the Company’s press release dated February 19, 2003,  Filed as Exhibit 99.1 hereto.  The press release announces that on February 13, 2003 the Securities and Exchange Commission declared effective the Company’s S-1 Registration Statement filed on February 12, 2003 (the “S-1”).

The Company incorporates herein by reference, the matters set forth in the Company's press release dated March 4, 2003.  Filed as Exhibit 99.2 hereto. The press release announces the Company's fourth quarter and fiscal 2002 results.

The Company incorporates herein by reference, the matters set forth in the Company's press release dated March 4, 2003.  Filed as Exhibit 99.3 hereto. The press release announces that Nasdaq granted the Company a temporary exception from the minimum bid price requirement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS. The following documents are being filed by the Company as Exhibits to this report.

EXHIBITS

99.1 Press release of the Company dated February 19, 2003.

99.2 Press release of the Company dated March 4, 2003.

99.3 Press release of the Company dated March 4, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2003

COMMUNICATION INTELLIGENCE CORPORATION
(Registrant)

By:	/s/ Frank Dane
Frank Dane
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Subject Matter

99.1	Press release of the Company dated February 19, 2003

99.2	Press release of Company dated March 4, 2003

99.3	Press release of Company dated March 4, 2003